UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/05/2007

WINDSTREAM CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32422

DELAWARE	20-0792300
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4001 Rodney Parham Road
Little Rock, Arkansas 72212
(Address of principal executive offices, including zip code)

(501) 748-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 5, 2007, the Board of Directors of Windstream, upon the recommendation of the Governance Committee of the Board of Directors, appointed Carol B. Armitage to the Board of Directors.

The Board of Directors has affirmatively determined that Ms. Armitage qualifies as an "independent" director for the purposes of the corporate governance rules of the New York Stock Exchange. Ms. Armitage, age 49, has served as Vice Chairman and Director of Scala, Inc., since 2000.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM CORPORATION

Date: September 05, 2007	By:	/s/ John P. Fletcher
John P. Fletcher
Executive Vice President and General Counsel